UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                February 9, 2006
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

           Oregon                     000-12992                   84-0845771
(State or other jurisdiction    (Commission File No.)           (IRS Employer
      of incorporation)                                      Identification No.)

             1290 Industrial Way, P.O. Box 646, Albany Oregon 97321
               (Address of principal executive offices) (Zip Code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 9, 2006, the Board of Directors of Synthetech, Inc. created an ad hoc Strategic Development Committee, which is anticipated to function for approximately nine months. The Committee will consider and evaluate strategic opportunities and options available to Synthetech and will develop Synthetech's near- and longer-term strategic plan, for recommendation to the Board. Dr. Daniel T. Fagan, Synthetech's Chair of the Board, is the sole member of the Committee. For his service on the Committee, on February 9, 2006, Synthetech granted Dr. Fagan an option to purchase up to 50,000 fully vested shares of Synthetech's common stock at an exercise price of $0.48. Synthetech will also pay Dr. Fagan a retainer of $10,000 per month in addition to the compensation he receives for service as a director of Synthetech.

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 14, 2006, Synthetech, Inc. issued a press release announcing financial results for the third quarter and first nine months of fiscal 2006.

The information provided hereunder, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Synthetech previously announced the M. "Sreeni" Sreenivasan, Synthetech's President and Chief Executive Officer, planned to retire on March 31, 2006. Mr. Sreenivasan now intends to retire in August, 2006.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

On February 9, 2006, Synthetech's Board of Directors amended Synthetech's bylaws to decrease from two to one the number of members required to comprise a committee of the Board.

The bylaws, as amended, are filed as an exhibit to this Current Report on Form 8-K and are incorporated into this Item 5.03 by this reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.                Description

3.1               Bylaws of Synthetech, Inc., as amended.

99.1              Press  Release dated  February 15, 2006 issued by  Synthetech,
                  Inc. regarding the formation of the Strategic Development Committee.

99.2 Press Release dated February 14, 2006 issued by Synthetech, Inc. regarding its financial results for the period ended December 31, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       February 15, 2006

                                   By: /s/ GARY WEBER
                                      ------------------------------------------
                                      Gary Weber
                                      Vice President Finance and Administration,
                                      Chief Financial Officer, Secretary and
                                      Treasurer